SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

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Delaware Group Adviser Funds
Delaware Group Equity Funds V
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Pooled Trust
Delaware VIP Trust
Ivy Funds
Ivy Variable Insurance Portfolios

(Name of Registrant as Specified in Its Charter)

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DELAWARE GROUP ADVISER FUNDS
Nomura Diversified Income Fund (formerly, Macquarie Diversified Income Fund)

DELAWARE GROUP EQUITY FUNDS V
Nomura Wealth Builder Fund (formerly, Macquarie Wealth Builder Fund)

DELAWARE GROUP GOVERNMENT FUND
Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund)

DELAWARE GROUP INCOME FUNDS
Nomura Corporate Bond Fund (formerly, Macquarie Corporate Bond Fund)
Nomura Extended Duration Bond Fund (formerly, Macquarie Extended Duration Bond Fund)

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Nomura Limited-Term Diversified Income Fund
(formerly, Macquarie Limited-Term Diversified Income Fund)

DELAWARE POOLED TRUST
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

DELAWARE VIP TRUST
Nomura VIP Investment Grade Series (formerly, Macquarie VIP Investment Grade Series)
Nomura VIP Limited Duration Bond Series (formerly, Macquarie VIP Limited Duration Bond Series)
Nomura VIP Total Return Series (formerly, Macquarie VIP Total Return Series)

IVY FUNDS
Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund)
Nomura Balanced Fund (formerly, Macquarie Balanced Fund)
Nomura Global Bond Fund (formerly, Macquarie Global Bond Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Asset Strategy Series (formerly, Macquarie VIP Asset Strategy Series)
Nomura VIP Balanced Series (formerly, Macquarie VIP Balanced Series)
Nomura VIP Corporate Bond Series (formerly, Macquarie VIP Corporate Bond Series)
Nomura VIP Limited-Term Bond Series (formerly, Macquarie VIP Limited-Term Bond Series)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Delaware Group Adviser Funds, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Pooled Trust, Delaware VIP Trust, Ivy Funds and Ivy Variable Insurance Portfolios (each a “Trust” and together, the “Trusts”) to inform shareholders of the funds listed above (each a “Fund” and together, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Fund’s investment manager, Delaware Management Company (the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about August 24, 2026 to shareholders of record of each Fund as of August 10, 2026 (the “Record Date"). The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Corporate Bond Fund, Nomura Diversified Income Fund, Nomura Extended Duration Bond Fund, Nomura Global Bond Fund, Nomura Global Listed Real Assets Fund, Nomura Limited-Term Diversified Income Fund, Nomura Strategic Income Fund and Nomura Wealth Builder Fund) and nomuraassetmanagement.com/vip-literature (with respect to the Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, Nomura VIP Limited-Term Bond Series and Nomura VIP Total Return Series) on or about August 24, 2026 until at least February 24, 2027. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or your insurance company, or by calling the Funds’ service agent toll free at 800-523-1918.

INTRODUCTION
The Manager is the investment manager for each series of each of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on May 19-20, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”) approved an amendment of the Manager’s existing sub-advisory agreement (the “Amended Sub-Advisory Agreement”) with its advisory affiliate, Nomura Corporate Research and Asset Management Inc. (“NCRAM”), pursuant to which NCRAM would serve as the sub-advisor for the high-yield fixed income sleeve of each of the Funds.1 NCRAM currently serves as a sub-advisor to certain high-yield fixed income funds within the Nomura Funds complex.
 __________________
1 On August 12, 2026, the Board approved the conversion of the Nomura Diversified Income Fund and Nomura Limited-Term Diversified Income Fund into exchange-traded funds (“ETF”) pursuant to shell reorganizations. The shell ETF into which a Fund will be reorganized will have the same investment objective, strategies, risks, investment manager (Delaware Management Company) and sub-advisor (NCRAM) as the Fund.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes, and this Joint Information Statement presents additional details regarding NCRAM and the Amended Sub-Advisory Agreement.

THE INVESTMENT MANAGER
The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Nomura Investment Management Business Trust, which is an indirect subsidiary of Nomura Asset Management International Inc. (“NAMI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Nomura Holdings, Inc. (“Nomura”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to investment management agreements dated December 1, 2025 between the Trusts and the Manager, as amended (the “Management Agreements”).  The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreements, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The Management Agreements obligate the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting their business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Management Agreements, the Funds pay the Manager an annual management fee as a percentage of their respective average daily net assets as described in Exhibit A. During each Fund’s last fiscal year, it paid investment management fees, after any applicable waivers, to the Manager as described in Exhibit B.

For the Nomura Diversified Income Fund’s fiscal year ended October 31, 2025, the Manager paid aggregate investment sub-advisory fees of $825 to the then-existing sub-advisors. For the fiscal year ended October 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.00%.

For the Nomura Global Listed Real Assets Fund’s fiscal year ended October 31, 2025, the Manager paid aggregate investment sub-advisory fees of $16,150 to the then-existing sub-advisors. For the fiscal year ended October 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.00%.

For the Nomura Wealth Builder Fund’s fiscal year ended November 30, 2025, the Manager paid aggregate investment sub-advisory fees of $1,832,130 to the then-existing sub-advisors. For the fiscal year ended November 30, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.22%.

For the Nomura Limited-Term Diversified Income Fund’s fiscal year ended December 31, 2025, the Manager paid aggregate investment sub-advisory fees of $570 to the then-existing sub-advisors. For the fiscal year ended December 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.00%.

For the Nomura VIP Asset Strategy Series’ fiscal year ended December 31, 2025, the Manager paid aggregate investment sub-advisory fees of $744,355 to the then-existing sub-advisors. For the fiscal year ended December 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.13%.

For the Nomura VIP Balanced Series’ fiscal year ended December 31, 2025, the Manager paid aggregate investment sub-advisory fees of $2,135,823 to the then-existing sub-advisors. For the fiscal year ended December 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.17%.

For the Nomura VIP Limited-Term Bond Series’ fiscal year ended December 31, 2025, the Manager paid aggregate investment sub-advisory fees of $885 to the then-existing sub-advisors. For the fiscal year ended December 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.00%.

For the Nomura VIP Total Return Series’ fiscal year ended December 31, 2025, the Manager paid aggregate investment sub-advisory fees of $73,343 to the then-existing sub-advisors. For the fiscal year ended December 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.12%.

For the Nomura Asset Strategy Fund’s fiscal year ended March 31, 2026, the Manager paid aggregate investment sub-advisory fees of $1,693,067 to the then-existing sub-advisors. For the fiscal year ended March 31, 2026, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.10%.

For the Nomura Balanced Fund’s fiscal year ended March 31, 2026, the Manager paid aggregate investment sub-advisory fees of $1,621,262 to the then-existing sub-advisors. For the fiscal year ended March 31, 2026, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.12%.

For the Nomura Global Bond Fund’s fiscal year ended March 31, 2026, the Manager paid aggregate investment sub-advisory fees of $615,389 to the then-existing sub-advisors. For the fiscal year ended March 31, 2026, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets was 0.15%.

The name and principal occupation of each executive officer of Delaware Management Company  is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Chief Executive Officer
Michael F. Capuzzi	Senior Vice President/U.S. Chief Operating Officer/Managing Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Managing Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Managing Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer/Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

NCRAM, headquartered at Worldwide Plaza, 309 West 49th Street, New York, NY 10019, was approved by the Board to serve as a sub-advisor to the Funds at the Meeting. NCRAM is registered as an investment advisor with the SEC.

NCRAM is affiliated with the Manager, and NCRAM discharges its responsibilities subject to the oversight and supervision of the Manager. NCRAM is compensated out of the fees that the Manager receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the addition of NCRAM as a sub-advisor to the Funds under the Amended Sub-Advisory Agreement. The fees paid by the Manager to NCRAM depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Funds’ assets allocated to NCRAM by the Manager. In accordance with procedures adopted by the Board, NCRAM may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Amended Sub-Advisory Agreement is dated April 30, 2026, as amended on June 12, 2026. NCRAM began serving as sub-advisor to a sleeve of each of the Funds on June 12, 2026.

The names and principal occupations of the principal executive officers and/or directors of NCRAM are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with NCRAM is Worldwide Plaza, 309 West 49th Street, New York, NY 10019:

Name	Title with NCRAM
David Crall	President/Chief Executive Officer/Chief Investment Officer/Managing Director, Board of Directors
Stephen Kotsen	Managing Director and Portfolio Manager
Amy Yu Chang	Managing Director and Portfolio Manager
Neil Daniele	Chief Compliance Officer
Eugene Shuster	Managing Director – Head of Risk
Melanie Hawthorne	Head of Legal
Steven Aloupis	Chair, Board of Directors
Meno Stroemer	Managing Director/Portfolio Manager
Eugene Chiulli	Treasurer/Chief Financial Officer
Yusuke Andoh	Board of Directors
Kenichi Suzuki	Board of Directors
Gregory Gizzi	Board of Directors

THE AMENDED SUB-ADVISORY AGREEMENT
The Amended Sub-Advisory Agreement was approved by the Board at the Meeting, which was called, among other purposes, to approve the amendment of the Amended Sub-Advisory Agreement. The Amended Sub-Advisory Agreement, which, as noted above, had previously been approved by the Board in connection with the appointment of NCRAM as sub-advisor to other funds within the Nomura Funds Complex and is dated April 30, 2026, has an initial term of two years. Thereafter, continuance of the Amended Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Amended Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Amended Sub-Advisory Agreement provides that NCRAM, among other duties, will make all investment decisions for its allocated portion of each Fund’s investment portfolio in accordance with each Fund’s investment objectives, policies, and restrictions. NCRAM, subject to the supervision of the Board and the Manager, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of each Fund’s assets. NCRAM also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of each Fund’s investment portfolio.

The Amended Sub-Advisory Agreement provides for NCRAM to be compensated based on the average daily net assets of each Fund allocated to NCRAM. NCRAM is compensated from the fees that the Manager receives from the Funds.  NCRAM generally will pay all expenses it incurs in connection with its activities under the Amended Sub-Advisory Agreement, other than the costs of the Funds’ portfolio securities and other investments.

The Amended Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) the Manager or the Trusts, at any time on written notice to NCRAM of the  Manager’s or the Trusts’ intention to do so, in the case of the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, or (ii) NCRAM, on not less than sixty (60) days’ written notice to the Manager and the Trusts.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE AMENDED SUB-ADVISORY AGREEMENT

The Manager recommended the appointment of NCRAM as sub-advisor to the Funds and the approval of the Amended Sub-Advisory Agreement to include the Funds. In reaching the decision to approve the amendment, the Board considered and reviewed information about NCRAM, including its personnel, operations and financial condition. The Board reviewed a memorandum responding to requests that the Board submitted in advance that discussed (without limitation): the Amended Sub-Advisory Agreement and the various services proposed to be rendered by NCRAM; information concerning NCRAM’s organizational structure and the experience of its investment management personnel; and various other material items in relation to NCRAM’s personnel, organization and policies. The Board also reviewed a copy of NCRAM’s Form ADV; and a copy of the Amended Sub-Advisory Agreement and fee schedules.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services.  The Board considered the nature, quality, and extent of services that NCRAM was expected to provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by NCRAM in connection with the sub-advisor’s responsibilities in conjunction with the Manager in managing the Funds, and the qualifications and experience of NCRAM’s team with regard to implementing the investment mandate of the Funds. The Board considered NCRAM’s personnel, operations, and its affiliation with the Manager, including that NCRAM was affiliated with the Manager. The Board also considered the Manager’s review and recommendation process with respect to NCRAM, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by NCRAM to the Funds.

Investment Performance. In evaluating performance, the Board recognized that NCRAM had not yet managed the Funds. The Board then reviewed information on and considered NCRAM’s experience in managing other high income investment portfolios, noting that NCRAM had recently begun sub-advising several high-yield fixed income funds in the Nomura Funds complex. The Board also considered the Manager’s representation that the Manager would continue to provide oversight and monitor NCRAM’s services.

Profitability, Economies of Scale and Fall-Out Benefits. Information about NCRAM’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. The Board was provided with pro forma profitability analyses of Nomura Investment Management Business Trust, including the estimated subadvisory fee that would be paid to NCRAM. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through reduced proportionate costs for shareholders and the Manager’s investment management fee breakpoints paid to the Manager so that as a Fund grows in size, its effective investment management fee rate declines.  They also noted that the Manager had put in place a fee waiver for each Fund that was currently in effect, other than for the Nomura Asset Strategy Fund which does not have a fee waiver.

The Board was also provided with information on potential fall-out benefits derived or to be derived by NCRAM in connection with its relationship to the Funds, including confirmation that NCRAM does not enter into soft dollar arrangements involving the receipt of third party research, and, therefore, does not expect to use soft dollar arrangements in the management of the Funds. The Board considered that NCRAM had recently begun sub-advising certain high-yield funds within the Nomura Funds complex and that it expects to receive the opportunity for wider distribution in the US retail market, which helps NCRAM grow and diversify its client base.

Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by NCRAM. The Board noted that the sub-advisory fees are paid by the Manager to NCRAM and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels and are subject to breakpoints at higher asset levels. The Board concluded that the proposed advisory fee rates under the Amended Sub-Advisory Agreement are reasonable in relation to the services provided and that execution of the Amended Sub-Advisory Agreement is in the best interests of the Funds’ shareholders.

GENERAL INFORMATION
Distributor
The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of NAMI and, therefore, of Nomura. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trusts. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant
Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager and is an indirect subsidiary of NAMI and, therefore, of Nomura.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers
During the last fiscal year, the Funds did not pay any commissions to affiliated brokers.

Shares Outstanding
The table in Exhibit C shows the number of shares outstanding as of the Record Date for each class of the Funds.

Record of Beneficial Ownership
As of the Record Date, the shareholders holding 5% or more of total outstanding shares of any Class of shares of each Fund are described in Exhibit D. As of the Record Date, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding
Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the applicable Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information
Shareholders can obtain a copy of each Fund’s most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800 523-1918.

EXHIBIT A
MANAGEMENT FEE SCHEDULE
As compensation for services rendered under each Fund’s Investment Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Funds:

Funds	Management Fees (annual rate as a percentage of average daily net assets)
Nomura Asset Strategy Fund
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $28 billion
0.545% of net assets over $28 billion and up to $53 billion
0.54% of net assets over $53 billion

Nomura Balanced Fund
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.54% of net assets over $5 billion and up to $10 billion
0.53% of net assets over $10 billion

Nomura Corporate Bond Fund	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion
Nomura Diversified Income Fund	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.4250% on next $5.5 billion 0.40% on assets in excess of $8.0 billion
Nomura Extended Duration Bond Fund	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion
Nomura Global Bond Fund
0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $5 billion
0.49% of net assets over $5 billion and up to $10 billion
0.48% of net assets over $10 billion

Nomura Global Listed Real Assets Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $1.5 billion 0.60% on assets in excess of $2.5 billion
Nomura Limited-Term Diversified Income Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on the next $1.5 billion 0.425% of the average daily net assets in excess of $2.5 billion
Nomura Strategic Income Fund	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% of assets in excess of $2.5 billion
Nomura Wealth Builder Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% of the average daily net assets in excess of $2.5 billion

Nomura VIP Asset Strategy Series	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Nomura VIP Balanced Series	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Nomura VIP Corporate Bond Series	0.475% of net assets up to $1 billion 0.45% of net assets over $1 billion and up to $1.5 billion 0.40% of net assets over $1.5 billion
Nomura VIP Investment Grade Series	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion
Nomura VIP Limited Duration Bond Series	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion
Nomura VIP Limited-Term Bond Series	0.50% of net assets up to $500 million 0.45% of net assets over $500 million and up to $1 billion 0.40% of net assets over $1 billion and up to $1.5 billion 0.35% of net assets over $1.5 billion
Nomura VIP Total Return Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion

EXHIBIT B
MANAGEMENT FEES PAID
During the Funds’ most recently ended fiscal year, the Funds paid the following investment management fees to the Manager:

Funds	Fiscal Year End	Management Fees Paid
Nomura Asset Strategy Fund	March 31, 2026	$12,202,359 earned $12,111,802 paid $90,557 waived
Nomura Balanced Fund	March 31, 2026	$12,285,039 earned $10,141,790 paid $2,143,249 waived
Nomura Corporate Bond Fund	July 31, 2025	$5,685,838 earned $4,375,274 paid $1,310,564 waived
Nomura Diversified Income Fund	October 31, 2025	$12,798,886 earned $6,915,747 paid $5,883,139 waived
Nomura Extended Duration Bond Fund	July 31, 2025	$2,130,395 earned $1,352,531 paid $777,864 waived
Nomura Global Bond Fund	March 31, 2026	$2,772,530 earned $1,845,875 paid $926,655 waived
Nomura Global Listed Real Assets Fund	October 31, 2025	$823,521 earned $510,846 paid $312,675 waived
Nomura Limited-Term Diversified Income Fund	December 31, 2025	$3,412,646 earned $1,334,167 paid $2,078,479 waived
Nomura Strategic Income Fund	July 31, 2025	$1,262,846 earned $735,102 paid $527,744 waived
Nomura Wealth Builder Fund	November 30, 2025	$5,284,936 earned $4,775,810 paid $509,126 waived
Nomura VIP Asset Strategy Series	December 31, 2025	$4,016,895 earned $2,934,408 paid $1,082,487 waived
Nomura VIP Balanced Series	December 31, 2025	$1,547,155 earned $1,435,465 paid $111,690 waived
Nomura VIP Corporate Bond Series	December 31, 2025	$2,230,800 earned $2,173,955 paid $56,845 waived
Nomura VIP Investment Grade Series	December 31, 2025	$154,783 earned $47,843 paid $106,940 waived
Nomura VIP Limited Duration Bond Series	December 31, 2025	$80,279 earned $0 paid $80,279 waived
Nomura VIP Limited-Term Bond Series	December 31, 2025	$788,286 earned $661,130 paid $127,156 waived
Nomura VIP Total Return Series	December 31, 2025	$238,576 earned $135,215 paid $103,361 waived

EXHIBIT C
NUMBER OF SHARES OF THE FUND OUTSTANDING
As of the Record Date

Funds	Shares Outstanding
Nomura Asset Strategy Fund	Class A: 37,575,391.685 Class C: 56,730,562.954 Class R: 14,814,543.491 Class R6: 106,143,090.995 Class Y: 9,155,844.555 Institutional: 41,209,180.026 Total: 265,628,613.71
Nomura Balanced Fund	Class A: 12,340,341.24 Class C: 27,445.863.79 Class R: 16,212,583.05 Class R6: 19,784,538.60 Class Y: 35,182,189.98 Institutional: 1,536,316.17 Total: 112,501,832.83
Nomura Corporate Bond Fund	Class A: 4,333,430.38 Class C: 57,485,744.27 Class R: 2,322,473.80 Class R6: 207,758,742.11 Institutional: 19,452,404.16 Total: 291,352,794.73
Nomura Diversified Income Fund	Class A: 72,304,155.62 Class C: 10,094,902.99 Class R: 1,814,067.28 Class R6: 64,912,645.62 Institutional: 207,534.35 Total: 149,333,305.85
Nomura Extended Duration Bond Fund	Class A: 583,196.03 Class C: 158,867.92 Class R: 24,176,698.43 Class R6: 23,937,985.26 Institutional: 300,021.55 Total: 49,156,769.18
Nomura Global Bond Fund	Class A: 272,287.16 Class C: 6,957,551.05 Class R: 276,274.67 Class R6: 8,455,367.33 Class Y: 14,033,095.33 Institutional: 310,521.27 Total: 30,305,096.79
Nomura Global Listed Real Assets Fund	Class A: 334,838.03 Class C: 40,922,472.99 Class R: 1,967,671.86 Class R6: 147,346.18 Institutional: 15,116,559.17 Total: 58,488,888.23
Nomura Limited-Term Diversified Income Fund	Class A: 48,928,959.52 Class C: 210,029,954.35 Class R: 597,047.37 Class R6: 76,611,050.74 Institutional: 58,979,738.71 Total: 395,146,750.69

Nomura Strategic Income Fund	Class A: 3,024,412.21 Class C: 27,994,475.55 Class R: 4,263,723.35 Institutional: 15,347,859.71 Total: 50,630,470.83
Nomura Wealth Builder Fund	Class A: 5,288,209.43 Class C: 172,700.52 Class R: 552,081.25 Class R6: 144,534.08 Institutional: 736,542.58 Total: 6,894,067.86
Nomura VIP Asset Strategy Series	Service Class: 221,388.62 Standard Class: 202,627.64 Total: 424,016.26
Nomura VIP Balanced Series	Service Class: 65,810,576.46 Total: 65,810,574.46
Nomura VIP Corporate Bond Series	Service Class: 5,129,258.73 Total: 5,129,258.73
Nomura VIP Investment Grade Series	Service Class: 33,493,379.18 Standard Class: 24,036,356.74 Total: 57,529,735.93
Nomura VIP Limited Duration Bond Series	Standard Class: 15,174,650.56 Total: 15,174,650.56
Nomura VIP Limited-Term Bond Series	Service Class: 13,594,714.38 Total: 13,594,714.38
Nomura VIP Total Return Series	Service Class: 83,544.50 Standard Class: 113,573.20 Total: 197,117.70

EXHIBIT D
As of the Record Date, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each Class of each Fund. The Manager does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
NOMURA ASSET STRATEGY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.22%
NOMURA ASSET STRATEGY FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.79%
NOMURA ASSET STRATEGY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.92%
NOMURA ASSET STRATEGY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.01%
NOMURA ASSET STRATEGY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.60%

NOMURA ASSET STRATEGY FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.24%
NOMURA ASSET STRATEGY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	24.25%
NOMURA ASSET STRATEGY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.02%
NOMURA ASSET STRATEGY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.16%
NOMURA ASSET STRATEGY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	8.70%
NOMURA ASSET STRATEGY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.56%

NOMURA ASSET STRATEGY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.31%
NOMURA ASSET STRATEGY FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	39.39%
NOMURA ASSET STRATEGY FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PARKWAY WEST DES MOINES, IA 50266	23.39%
NOMURA ASSET STRATEGY FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.29%
NOMURA ASSET STRATEGY FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	5.94%
NOMURA ASSET STRATEGY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	29.26%

NOMURA ASSET STRATEGY FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.93%
NOMURA ASSET STRATEGY FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.11%
NOMURA ASSET STRATEGY FUND CLASS Y	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	53.22%
NOMURA ASSET STRATEGY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.16%
NOMURA ASSET STRATEGY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.65%
NOMURA ASSET STRATEGY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.09%

NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	47.27%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.06%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.46%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.03%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.91%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.74%

NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.53%
NOMURA BALANCED FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	59.44%
NOMURA BALANCED FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.91%
NOMURA BALANCED FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	37.55%
NOMURA BALANCED FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.94%
NOMURA BALANCED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.62%

NOMURA BALANCED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.84%
NOMURA BALANCED FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.70%
NOMURA BALANCED FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.06%
NOMURA BALANCED FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.03%
NOMURA BALANCED FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PARKWAY WEST DES MOINES, IA 50266	58.15%
NOMURA BALANCED FUND CLASS R	AMERICAN UNITED LIFE VOYA FINANCIAL ADMINISTRATOR ONE ORANGE WAY WINDSOR CT 06195	17.09%

NOMURA BALANCED FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	13.85%
NOMURA BALANCED FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	41.68%
NOMURA BALANCED FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	18.05%
NOMURA BALANCED FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.33%
NOMURA BALANCED FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.84%
NOMURA BALANCED FUND CLASS R6	OPPENHEIMER & CO INC. FBO DAVID L LAPAN TRUSTEE CARDIAC SERVICES INC PS PL PS PLAN DTD 11/30/90 PAS 6430 N SWAN RD STE 100 TUCSON AZ 84718	5.88%

NOMURA BALANCED FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	32.38%
NOMURA BALANCED FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.45%
NOMURA BALANCED FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.61%
NOMURA BALANCED FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.87%
NOMURA BALANCED FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	6.52%
NOMURA BALANCED FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	69.35%

NOMURA BALANCED FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.40%
NOMURA CORPORATE BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.57%
NOMURA CORPORATE BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.15%
NOMURA CORPORATE BOND FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	5.86%
NOMURA CORPORATE BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	36.94%
NOMURA CORPORATE BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.62%

NOMURA CORPORATE BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.04%
NOMURA CORPORATE BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.95%
NOMURA CORPORATE BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.99%
NOMURA CORPORATE BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.68%
NOMURA CORPORATE BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.04%
NOMURA CORPORATE BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	61.97%

NOMURA CORPORATE BOND FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO POMPANO PROPERTIES 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.95%
NOMURA CORPORATE BOND FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	32.34%
NOMURA CORPORATE BOND FUND CLASS R6	SEI PRIVATE TRUST COMPANY ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	16.25%
NOMURA CORPORATE BOND FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	16.23%
NOMURA CORPORATE BOND FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.53%
NOMURA CORPORATE BOND FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	53.06%

NOMURA CORPORATE BOND FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.42%
NOMURA CORPORATE BOND FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.45%
NOMURA CORPORATE BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.99%
NOMURA DIVERSIFIED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	24.53%
NOMURA DIVERSIFIED INCOME FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.84%
NOMURA DIVERSIFIED INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.64%

NOMURA DIVERSIFIED INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.44%
NOMURA DIVERSIFIED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	20.17%
NOMURA DIVERSIFIED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	16.34%
NOMURA DIVERSIFIED INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.23%
NOMURA DIVERSIFIED INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	11.99%
NOMURA DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.27%

NOMURA DIVERSIFIED INCOME FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.98%
NOMURA DIVERSIFIED INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.77%
NOMURA DIVERSIFIED INCOME FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	16.06%
NOMURA DIVERSIFIED INCOME FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO CITY OF RAHWAY 457B P.O. BOX 7876 FORT WAYNE IN 46801-7876	8.83%
NOMURA DIVERSIFIED INCOME FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO C & E PLASTICS INC 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	8.79%
NOMURA DIVERSIFIED INCOME FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	7.37%

NOMURA DIVERSIFIED INCOME FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	5.66%
NOMURA DIVERSIFIED INCOME FUND CLASS R6	MAC & CO NUCLEAR DECOMMISSIONING TRT 500 GRANT ST RM 151-1010 PITTSBURGH PA 15258	25.73%
NOMURA DIVERSIFIED INCOME FUND CLASS R6	MAC & CO FBO NEXTERA ENERGY DUANE ARNOLD LLC ATTN MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	11.72%
NOMURA DIVERSIFIED INCOME FUND CLASS R6	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	8.01%
NOMURA DIVERSIFIED INCOME FUND CLASS R6	RELIANCE TRUST CO FBO COMERICA EB R/R PO BOX 570788 ATLANTA GA 30357	5.57%
NOMURA DIVERSIFIED INCOME FUND CLASS R6	UMWA SELECTIVE STRIKE FUND 18354 QUANTICO GATEWAY DR STE 200 TRIANGLE VA 22172-1779	5.49%

NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	27.55%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.04%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	11.07%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.77%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.46%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.41%

NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.62%
NOMURA DIVERSIFIED INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.47%
NOMURA EXTENDED DURATION BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.87%
NOMURA EXTENDED DURATION BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.01%
NOMURA EXTENDED DURATION BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.29%
NOMURA EXTENDED DURATION BOND FUND CLASS A	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	8.93%

NOMURA EXTENDED DURATION BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.63%
NOMURA EXTENDED DURATION BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.59%
NOMURA EXTENDED DURATION BOND FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	23.22%
NOMURA EXTENDED DURATION BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.64%
NOMURA EXTENDED DURATION BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	16.35%
NOMURA EXTENDED DURATION BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.66%

NOMURA EXTENDED DURATION BOND FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	25.57%
NOMURA EXTENDED DURATION BOND FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	14.43%
NOMURA EXTENDED DURATION BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	12.64%
NOMURA EXTENDED DURATION BOND FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	11.98%
NOMURA EXTENDED DURATION BOND FUND CLASS R	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.70%
NOMURA EXTENDED DURATION BOND FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	7.12%

NOMURA EXTENDED DURATION BOND FUND CLASS R6	FIRST STATE BANK 201 WEST MAIN STREET MONTICELLO IL 61856	41.26%
NOMURA EXTENDED DURATION BOND FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	19.82%
NOMURA EXTENDED DURATION BOND FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.47%
NOMURA EXTENDED DURATION BOND FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON, MA 02116	8.19%
NOMURA EXTENDED DURATION BOND FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	5.31%
NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	32.32%

NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.68%
NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.79%
NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	7.42%
NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.13%
NOMURA EXTENDED DURATION BOND FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.91%
NOMURA GLOBAL BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	65.11%

NOMURA GLOBAL BOND FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.06%
NOMURA GLOBAL BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.70%
NOMURA GLOBAL BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.93%
NOMURA GLOBAL BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.40%
NOMURA GLOBAL BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	12.27%
NOMURA GLOBAL BOND FUND CLASS R	ASCENSUS TRUST COMPANY FBO MODERN GLASS, PAINT & TILE COMPANY P.O. BOX 10758 FARGO, ND 58106	56.81%

NOMURA GLOBAL BOND FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PARKWAY WEST DES MOINES, IA 50266	16.80%
NOMURA GLOBAL BOND FUND CLASS R	ASCENSUS TRUSTCO FBO DENNIS F MEYER INC 401K PO BOX 10758 FARGO ND 58106-0758	6.65%
NOMURA GLOBAL BOND FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	70.66%
NOMURA GLOBAL BOND FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	7.04%
NOMURA GLOBAL BOND FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	87.39%
NOMURA GLOBAL BOND FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	34.12%

NOMURA GLOBAL BOND FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	23.37%
NOMURA GLOBAL BOND FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.36%
NOMURA GLOBAL BOND FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.39%
NOMURA GLOBAL BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.90%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.78%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.97%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.58%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	66.47%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.87%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.32%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	32.44%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETROTEK ENGINEERING CORPORATION 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	10.74%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO VICTOR N. YAMOUTI PENSION PLAN P.O. BOX 10758 FARGO, ND 58106	8.84%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO STEINKEMPER LAW PC LLO 401K P.O. BOX 10758 FARGO, ND 58106	6.72%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	ASCENSUS TRUST COMPANY FBO STUART KARTEN DESIGN, INC P.O. BOX 10758 FARGO, ND 58106	55.56%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO FNTECH 401(K) PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	21.40%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.54%
NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	51.47%

NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	32.84%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.21%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.38%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	29.51%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24.43%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.42%

NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.81%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.97%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	ASCENSUS TRUST COMPANY FBO ROCHA`S CONSTRUCTION, INC. 401(K) P.O. BOX 10758 FARGO, ND 58106	12.39%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO CREATIVE CHOICE HOMES LLP 401(K) PR 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	12.01%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC LIGHTSEY MARKETING LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.97%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.20%

NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO CAPITAL VALVE SERVICE, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202	5.42%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	39.67%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	36.80%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.41%
NOMURA LIMITED-TERM DIVERSIFIED INCOME FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.51%
NOMURA LIMITED-TERM DIVERSIFIED INCOME INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	46.90%

NOMURA LIMITED-TERM DIVERSIFIED INCOME INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12.81%
NOMURA LIMITED-TERM DIVERSIFIED INCOME INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	10.58%
NOMURA LIMITED-TERM DIVERSIFIED INCOME INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.44%
NOMURA STRATEGIC INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	37.59%
NOMURA STRATEGIC INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	6.29%
NOMURA STRATEGIC INCOME FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.12%

NOMURA STRATEGIC INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	36.85%
NOMURA STRATEGIC INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	34.30%
NOMURA STRATEGIC INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	14.34%
NOMURA STRATEGIC INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.89%
NOMURA STRATEGIC INCOME FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO CONSOLIDATED WATER SUPPLY 717 17TH STREET SUITE 1300 DENVER CO 80202	81.12%
NOMURA STRATEGIC INCOME FUND CLASS R	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.10%

NOMURA STRATEGIC INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	68.26%
NOMURA STRATEGIC INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.95%
NOMURA STRATEGIC INCOME FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.64%
NOMURA STRATEGIC INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.39%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	14.92%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.89%

NOMURA VIP ASSET STRATEGY SERVICE CLASS	PACIFIC LIFE INS COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	12.05%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	8.01%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.12%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.34%
NOMURA VIP ASSET STRATEGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.23%
NOMURA VIP ASSET STRATEGY STANDARD CLASS	IVY INVESTMENT MANAGEMENT COMPANY ATTN TREASURY DEPARTMENT 6301 GLENWOOD ST MISSION KS 66202-4291	43.47%

NOMURA VIP ASSET STRATEGY STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	33.31%
NOMURA VIP ASSET STRATEGY STANDARD CLASS	RIVERSOURCE LIFE INSURANCE CO 707 2ND AVE S ROUTING 5889 MINNEAPOLIS MN 55402	8.68%
NOMURA VIP ASSET STRATEGY STANDARD CLASS	MASS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	7.62%
NOMURA VIP BALANCED SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	53.94%
NOMURA VIP BALANCED SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	24.93%
NOMURA VIP BALANCED SERVICE CLASS	UNITED INVESTORS LIFE ADVANTAGE II PO BOX 10287 BIRMINGHAM AL 35202-0287	5.64%

NOMURA VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	18.10%
NOMURA VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	16.79%
NOMURA VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	16.60%
NOMURA VIP CORPORATE BOND SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	13.01%
NOMURA VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.00%
NOMURA VIP CORPORATE BOND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.63%

NOMURA VIP INVESTMENT GRADE SERVICE CLASS	NOMURA INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
NOMURA VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	53.59%
NOMURA VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	18.80%
NOMURA VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	16.85%
NOMURA VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	10.76%
NOMURA VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	48.01%

NOMURA VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	21.15%
NOMURA VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	17.34%
NOMURA VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	13.50%
NOMURA VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	21.96%
NOMURA VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	20.13%
NOMURA VIP LIMITED TERM BOND SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	14.14%

NOMURA VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	12.30%
NOMURA VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	10.70%
NOMURA VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER CONSERVATIVE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	8.14%
NOMURA VIP TOTAL RETURN SERVICE CLASS	NOMURA INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
NOMURA VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	36.70%
NOMURA VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	30.88%

NOMURA VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	16.81%
NOMURA VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	15.33%
NOMURA WEALTH BUILDER FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	12.17%
NOMURA WEALTH BUILDER FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.35%
NOMURA WEALTH BUILDER FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.27%
NOMURA WEALTH BUILDER FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	14.11%

NOMURA WEALTH BUILDER FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.70%
NOMURA WEALTH BUILDER FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	8.10%
NOMURA WEALTH BUILDER FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.82%
NOMURA WEALTH BUILDER FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	21.22%
NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	18.06%
NOMURA WEALTH BUILDER FUND CLASS R	ASCENSUS TRUST COMPANY FBO FINISH LINE TECHNLOGIES 401K PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106	16.62%

NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO INDUSTRIAL PHYSICAL CAPABILITY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	11.20%
NOMURA WEALTH BUILDER FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.74%
NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETTERSEN AND SILBERMAN DENTAL 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	8.11%
NOMURA WEALTH BUILDER FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	61.44%
NOMURA WEALTH BUILDER FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	15.82%
NOMURA WEALTH BUILDER FUND CLASS R6	OPPENHEIMER & CO INC. FBO STEPHEN J TURNOVSKY AND MICHELLE H L TURNOVSKY JTWROS PAS MANAGED ACCOUNT 6053 NE KELDEN PL SEATTLE WA 98105	8.42%

NOMURA WEALTH BUILDER FUND CLASS R6	OPPENHEIMER & CO INC. FBO ANNE-MARIE D HOBBS TRUST DTD 10/01/2020 ANNE-MARIE D AND DAVID B HOBBS TTEES 3200 WHEATLAND FARMS DR OAKTON VA 22124	6.84%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.29%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	20.01%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.74%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.99%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.26%

NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.79%

DELAWARE GROUP ADVISER FUNDS
Nomura Diversified Income Fund (formerly, Macquarie Diversified Income Fund)

DELAWARE GROUP EQUITY FUNDS V
Nomura Wealth Builder Fund (formerly, Macquarie Wealth Builder Fund)

DELAWARE GROUP GOVERNMENT FUND
Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund)

DELAWARE GROUP INCOME FUNDS
Nomura Corporate Bond Fund (formerly, Macquarie Corporate Bond Fund)
Nomura Extended Duration Bond Fund (formerly, Macquarie Extended Duration Bond Fund)

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Nomura Limited-Term Diversified Income Fund
(formerly, Macquarie Limited-Term Diversified Income Fund)

DELAWARE POOLED TRUST
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

DELAWARE VIP TRUST
Nomura VIP Investment Grade Series (formerly, Macquarie VIP Investment Grade Series)
Nomura VIP Limited Duration Bond Series (formerly, Macquarie VIP Limited Duration Bond Series)
Nomura VIP Total Return Series (formerly, Macquarie VIP Total Return Series)

IVY FUNDS
Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund)
Nomura Balanced Fund (formerly, Macquarie Balanced Fund)
Nomura Global Bond Fund (formerly, Macquarie Global Bond Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Asset Strategy Series (formerly, Macquarie VIP Asset Strategy Series)
Nomura VIP Balanced Series (formerly, Macquarie VIP Balanced Series)
Nomura VIP Corporate Bond Series (formerly, Macquarie VIP Corporate Bond Series)
Nomura VIP Limited-Term Bond Series (formerly, Macquarie VIP Limited-Term Bond Series)

100 Independence
610 Market Street
Philadelphia, PA 19106-2354
NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT
This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to each of the Nomura Funds listed above (each a “Fund” and together the “Funds”), which are each series of the trusts listed above (each a “Trust” and together the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement which is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Corporate Bond Fund, Nomura Diversified Income Fund, Nomura Extended Duration Bond Fund, Nomura Global Bond Fund, Nomura Global Listed Real Assets Fund,

Nomura Limited-Term Diversified Income Fund, Nomura Strategic Income Fund, and Nomura Wealth Builder Fund) and nomuraassetmanagement.com/vip-literature (with respect to the Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, Nomura VIP Limited-Term Bond Series and Nomura VIP Total Return Series).

The Joint Information Statement details the approval of the amendment of the existing sub-advisory agreement with Nomura Corporate Research and Asset Management Inc. (“NCRAM”) as a sub-advisor to the high yield sleeves of each Fund. NCRAM began serving as a sub-advisor for the Funds effective June 12, 2026.* A more detailed description of NCRAM and its investment operations, information about the sub-advisory agreement, as amended, and the reasons the Board of Trustees (the “Board”) of the Trusts approved NCRAM as a sub-advisor, are included in the Joint Information Statement.

Delaware Management Company (the “Manager”) is the investment manager to each series of the Trusts, including the Funds. The Manager employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreement without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about August 24, 2026 to shareholders of record of the Funds as of August 10, 2026. The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Corporate Bond Fund, Nomura Diversified Income Fund, Nomura Extended Duration Bond Fund, Nomura Global Bond Fund, Nomura Global Listed Real Assets Fund, Nomura Limited-Term Diversified Income Fund, Nomura Strategic Income Fund, and Nomura Wealth Builder Fund) and nomuraassetmanagement.com/vip-literature (with respect to the Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Corporate Bond Series, Nomura VIP Investment Grade Series, Nomura VIP Limited Duration Bond Series, Nomura VIP Limited-Term Bond Series and Nomura VIP Total Return Series) on or about August 24, 2026 until at least February 24, 2027. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

* On August 12, 2026, the Board of Trustees approved the conversion of the Nomura Diversified Income Fund and Nomura Limited-Term Diversified Income Fund into exchange-traded funds (“ETF”) pursuant to shell reorganizations. The shell ETF into which a Fund will be reorganized will have the same investment objective, strategies, risks, investment manager (Delaware Management Company) and sub-advisor (NCRAM) as the Fund.